UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
 (Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2021

Date of reporting period:  February 28, 2021

Item 1. Reports to Stockholders.

(a) [Insert full text of semi-annual or annual report here]

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Annual Report

For The Year Ended

February 28, 2021

American Trust Allegiance Fund

April 2021

Dear Fellow Shareholders,

“It’s tough to make predictions, especially about the future”, attributed to baseball legend Yogi Berra, was never more patently true than over the course of the last year.  On February 19, 2020 (just prior to the beginning of our fiscal year on March 1st), the S&P 500® Index, or the “S&P 500”, hit an all-time high.  With the unforeseen onset of a global pandemic and its accompanying fear, this index fell a staggering 34% within just 32 days, bottoming on March 23rd.  Amazingly, within five months, by August 18th, it had erased this drop by climbing 51.5%.  New and higher highs have been reached since.

The stock market’s action mirrored an unprecedented lockdown-driven second calendar quarter real GDP drop of 32.9% (annualized), followed by a 33.4% increase in the third quarter of 2020 (also unprecedented).  Unemployment claims hit over six million in a single week in the spring and, despite the rebounding economy, remained stubbornly above the pre-pandemic record level of 695,000 for the balance of the year.

While it has been a twelve-month period for the record books, with whipsaw-inducing turns in the economy and the markets, our stewardship of the American Trust Allegiance Fund was grounded in constancy of purpose and consistency in our approach.  Eschewing market-driven sentiment and focusing on underlying value has been and will be our analytical and portfolio focus.  In the Portfolio Manager’s Q&A section of this shareholder letter, we explore in some detail both the rationale behind, and the implementation of, this approach.  And as we’ve never been in the prediction business (heeding Yogi’s sage advice) our commentary will be centered on how we act to not only manage risk, but also seek opportunity, in an environment that is inherently unpredictable.

In the past year we took actions to lessen portfolio risk, including carrying above normal cash balances in the Fund and reducing our exposure to high-flying technology companies owing to perceived valuation risk.  Although it shifted over the course of the year, we have in general maintained a large exposure to developed international and selected emerging markets in order to diversify risk.  While we believe these actions were successful in reducing risk, we consequently lagged the broader market in terms of performance.

For the fiscal year ended February 28, 2021, the Fund had a total return of 18.72%.  This compares to the 31.29% return recorded by the S&P 500.  Differences in performance relative to the S&P 500 on a full year basis are attributable to the following:

1)	Almost 40% of the difference pertains to our allocation to overseas stocks. As the broader U.S. stock market rallied significantly, international stocks were by comparison laggards or, in some cases,

American Trust Allegiance Fund

down significantly.  The MSCI EAFE index[1] for example, which tracks international stocks from developed countries, posted a 22.46% return (in dollar terms) for the 12 months ended February 2021, a result which was almost 9% below the S&P 500 return.  Some of the Asian and Latin American markets in which we invested had considerably wider differentials to the S&P 500.  Although the percentage varied over the course of the year, the Fund started the year with 24% split between about evenly between developed and emerging international holdings.  These holdings reduced risk through broader diversification but also led to almost 5% underperformance relative to the S&P 500.

2)
Just over one-quarter of the difference is attributable to decisions we made with respect to sector weights and asset allocation.  In particular, we started the year with 70% higher than market exposure to financials and over double the market’s weight in energy.  Our domestic technology exposure was 10% under the S&P 500 weight.  Technology was far and away the single best performing sector over the year, while financials and energy were the hardest hit by the pandemic, actually showing meaningful declines for the year. Additionally, cash holdings were maintained at a conservative 6-8% over the course of the year. These sector weights and higher cash levels led to just under 3.5% underperformance relative to the S&P 500.

3)
The remaining difference to the index, just over a third of the total, pertains to our investing philosophy and to a lesser extent fees.  Our GARP (Growth At a Reasonable Price) investment discipline, which we strongly believe can deliver good relative performance through the course of a market cycle, hurt relative performance as the more value-oriented stocks did not match the performance of growth and especially momentum style stocks.  However, as discussed in the Fund Statistical Snapshot section of this Annual Report, we are positioned in stocks that are generally less expensive but have exhibited higher historical growth than the overall market.  We believe this positioning reduces risk while preserving upside in the long term.

As we look forward from here – in an environment poised to pivot with the potential re-opening of the U.S. economy – we believe that our GARP orientation and individual stock selection will serve us well.  Our approach, emphasizing high quality franchises built on solid balance sheets, has and will
__________

[1]
The MSCI Europe, Australasia, and Far East Index (EAFE) is an unmanaged market capitalization-weighted and free-float adjusted equity index comprising 21 developed market country indices, excluding the U.S. and Canada. With 876 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index data used is net of foreign tax withholding but assumes reinvestment of net dividends.

American Trust Allegiance Fund

continue to serve us well on a relative basis as valuations come under pressure, which could well be the case in the months and quarters ahead.  After a flood of stabilization funding from both the Federal Reserve and the U.S. Treasury, the enduring scarring effects of the pandemic likely heighten differentiation – we believe to the benefit of our overall value orientation.

We are confident in the companies in which we are invested in the Fund – and in the value we believe is inherent in their shares.  In this year’s Annual Report, we invite you to share our confidence in these companies and their prospects through an “under the hood” look at the portfolio and the investment process.  Our invitation has three parts: a) a statistical ‘snapshot’ of selected value and growth measures for the portfolio, the significance of which we will explain; b) an extended Question & Answer dialogue with the co-portfolio managers of the Fund which will give you a perspective on both the big picture investment opportunities in which we are investing as well as the security analysis which underpins our stock selections; and lastly, c) we welcome your questions on any and all stocks in the portfolio via email or through a telephone conversation.

The last part of our invitation is unusual but is a hallmark of our firm and its philosophy.  Very few fund managers invite shareholders to call them directly, but we do!  As you read through the following sections of this report – the Fund Snapshot and the Portfolio Manager Q&A, please do call us if you have questions.  We always stand ready to talk about the Fund or its investments, or if you would like to discuss ways in which our investment advisory firm might be able to assist you more broadly.  While we know many of you personally, there are some we know less well and we would love to rectify that situation.

We appreciate your support of, and investment in, the American Trust Allegiance Fund.  Thank you, and we look forward to sharing with you the fruit of our work as we work through the still formidable challenges ahead in 2021 and the prospect of a return to normalcy in 2022 and beyond.

Sincerely yours,

Paul H. Collins	Carey Callaghan

American Trust Allegiance Fund

Paul Collins is President of American Trust Investment Advisors (ATIA), the Advisor to the American Trust Allegiance Fund. He co-founded American Trust Company, the predecessor business to ATIA, in 1991. Mr. Collins worked in the Investment Division of The First Church of Christ, Scientist, Boston, Massachusetts for eight years. He then joined State Street Bank as a Senior Trust Officer. He also served on State Street’s Investment Policy Committee. Besides managing over three hundred trusts, Mr. Collins also managed the investments of four of State Street’s common trust funds. He graduated from Ohio Wesleyan University with a major in Economics.

Carey Callaghan is Chief Investment Officer at American Trust Investment Advisors.  He was previously in the equity research departments at Goldman Sachs and Lehman Brothers.  While on Wall Street, Mr. Callaghan served as a research analyst covering numerous industries, and also as a Research Director.  He was rated a top analyst by Institutional Investor and Greenwich Associates in several categories in both the U.S. and Latin America.  Mr. Callaghan graduated from Dartmouth College with a major in economics and environmental studies and received an M.B.A. from Columbia’s Graduate School of Business.  He is currently an adjunct Professor at Wheaton College (MA) teaching Investments, with an emphasis on security analysis.

FUND STATISTICAL SNAPSHOT

While the investing world is classically divided between “growth” and “value” in terms of investment style, we have a GARP (Growth At a Reasonable Price) investment discipline that combines elements of both.  We want to invest in companies that are growing sales and earnings at a robust pace, but we do not want to “pay” too much for the shares of these companies.

Shown below are relevant valuation and growth statistics for the Fund as compared to the S&P 500.  The first five measures are valuation measures (see definitions below if you are unfamiliar with what these mean).  For the first four valuation measures, a lower number represents a ‘less expensive’ stock, all

American Trust Allegiance Fund

else being equal.  The fifth measure is dividend yield, where a higher number is favorable.  The last two rows pertain to future and historical earnings per share growth.  For these two measures, a higher number is favorable.

A quick glance at the numbers below shows that, across all five valuation measures, the Fund is invested in securities that are less expensive than the S&P 500.  As to growth, the long-term earnings growth measure is below while the historical earnings growth number is higher versus the S&P 500 metric.  We leave it to you to judge the magnitude of these differences and their potential, but we believe that the positioning of the American Trust Allegiance Fund puts it in a relatively advantageous position.

Selected Valuation & Growth Measures at 12/31/20

	Allegiance Fund	S&P 500
Price/NTM Earnings	16.51	21.73
Price/Book	2.41	3.66
Price/Sales	1.50	2.74
Price/Cash Flow	6.27	15.38
Dividend Yield %	2.00	1.62
Long-Term Earnings Growth %	11.32	12.22
Historical Earnings Growth %	27.53	6.45

Source: American Trust Investment Advisors, FactSet, Morningstar

NTM P/E ratio – Next Twelve Months price-to-earnings ratio is a commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

EPS – Earnings per share.  The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company.

Price/Book – The price-to-book ratio is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share; a lower Price/Book could mean the company is undervalued.

Price/Sales – The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.  It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period; a low price/sales ratio could mean undervaluation.

Price/Cash Flow – The price-to-cash flow ratio is a ratio used to compare a company’s market value to its cash flow.  It is calculated by dividing the company’s market cap by the company’s operating cash flow in the most recent

American Trust Allegiance Fund

fiscal year (or the most recent four fiscal quarters); or, equivalently, divide the per-share stock price by the per-share operating cash flow; a low single digit ratio may indicate the stock is undervalued.

Dividend Yield % – Dividend Yield percentage is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price.  Dividend yield is represented as a percentage and calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.  Dividend yield is a way to measure how much cash flow you are getting for each dollar invested in an equity position.

Long-Term Earnings % – Earnings are what remains of a firm’s revenues after it pays expenses, costs and taxes.  Projected earnings growth is an estimate of a company’s expected long-term growth in earnings; companies whose earnings grow faster than those of their industry peers usually see better price performance for their stocks.

Historical Earnings % – The historical earnings growth rate for a stock is a measure of how the stock’s earnings per share (EPS) have grown over the last five years.  The historical earnings growth rate can tell investors how quickly a company’s profits are growing.  A company may increase its earnings per share by increasing its sales, decreasing its costs or reducing the number of shares outstanding in the marketplace.

Portfolio Managers’ Q & A Session

A discussion with Paul Collins and Carey Callaghan, co-portfolio managers of the American Trust Allegiance Fund.

Q:  Gentlemen, looking back at a year with a record-setting and sudden stock market drop, followed by an unprecedented melt-up to new highs, what are some of the lessons that your shareholders can take away from the experience?

A: (Paul) – Well, during our latest fiscal year the stock market put on a show that turned out to be a prime example of the power of emotions in moving markets.  And the two emotions at work were fear and greed.  Famed investor Warren Buffet famously counseled that investors should “be fearful when others are greedy, and greedy when others are fearful”.  Easier said than done, of course.  And to have capitalized on the very brief 34% drop that bottomed in March would have required being positioned for a drop last February and then turning bullish in a month.  We generally find market timing to be a fool’s errand, so one lesson is to stay the course over the long term and try to be dispassionate in the face of fear and greed.

American Trust Allegiance Fund

A: (Carey) – Another lesson from last year was to underscore the importance of the macro-economic environment to investing in securities, which we sometimes forget.  Interest rates and government spending don’t make for scintillating conversations, usually, but last year’s policy response was momentous.  The scale of the actions taken by both the Federal Reserve, in terms of monetary policy, and the U.S. government, in terms of fiscal policy, were unprecedented in the post-World War II era.  The only parallel that comes to mind are the policies put in place in the 1930s under Franklin D. Roosevelt.  And the actions taken both last year and now in 2021, under two different presidential administrations, have undoubtedly “righted the ship” in terms of economic growth, consumer spending and market confidence.

Q:  Paul, would you concur that the government “got things right”, by and large, in response to the pandemic?

A: (Paul) – I think there is no question but that these forceful actions were effective in restoring confidence and in helping businesses and individuals through a very trying period.  Whether the scale of the response was appropriate remains to be seen.  In particular, we may be at a point where inflation – long dormant in this country – is reignited.  Together with the huge government deficits and debt burden, this could drive interest rates higher notwithstanding the Federal Reserve’s attempts to suppress interest rates.  This is a risk to our current policy path.

Q:  As Chief Investment Officer, Carey, you are tasked with assessing and acting upon not only the top-down “macro” view, but also with responsibility for finding attractive individual securities.  How does this work in practice?

A: (Carey) – It is actually what we would describe as a “reflexive” process, meaning that our individual company level security analysis informs our industry or sector view, and vice versa.  Last year, for instance, the utility and real estate sectors were distinct laggards.  We were finding relatively attractive investment opportunities in individual stocks such as NRG Energy, Inc., which caused us to look at other stocks in the industry and the industry in the context of the overall stock market.  We ended up allocating over 5% of the Fund to utilities – unusual for us – and adding Exelon Corporation alongside NRG as a sector holding.  We find that utilities, in addition to handsome dividends, may have some interesting growth opportunities as we revamp the grid and add more renewable generation to address climate change.  In real estate, while the overall news was horrible, our continued confidence in the sector stemmed from listening to the companies we owned in the sector.

American Trust Allegiance Fund

Q:  A lot of people seem to think that with the advent of “work from home,” entire sectors of real estate, such as the Office market, will be forever changed.  Do you agree, and what are some of the other lasting impacts of the pandemic?

A: (Carey) – As convenient as “work from home” may be, and despite the business allure of rent savings, we feel that once people feel truly feel safe, they will be returning to the office in droves.  Business leaders are seeing a frayed corporate culture and impaired service levels, the difficulty of training and growing new talent remotely, and the many challenges to their workforce of remote work.  For the Fund, we have retained our positions in office leader Boston Properties, Inc. and commercial real estate services giant CBRE Group, Inc., given our confidence.  Last summer we purchased Edgewell Personal Care Co. – a leader in the wet shave category with brands like Schick and Wilkinson Sword.  Shaving has been a pandemic casualty that should rebound as people return to the office.

A: (Paul) – As you can see, we are clearly positioning the Fund for the “re-opening” of the economy post-pandemic, but your point on lasting impacts is well taken. Video conferencing, a lifeline in the past year, is here to stay and consequently business travel is forever changed.  Not that it won’t return, but business travel is likely going to be half the level it was pre-pandemic.  So, in contemplating airline stocks, we recently purchased Alaska Air Group, Inc., only 20% of whose revenues are from business passengers, in preference to others.  It is also a superbly run airline with low debt that will benefit from a return to normalcy and pent-up demand for consumer travel.  We swapped out of cereal-maker Kellogg Co. into Alaska Air Group, Inc., a good example of moving the portfolio from defensive to offensive positioning.

Q:  What are some of the other ways in which you evolved your portfolio over the course of last year?

A: (Paul) – Early in the year we ended up reducing some of our international exposure, especially in the emerging markets.  We added some of this back mid-year as the global economy stabilized.  Most recently, capitalizing on the relative attractiveness of Europe and the commodity orientation of some emerging markets, we increased our international holdings from nine stocks to twelve, representing a shift from just over 20% to just over 30% of the Fund.  We exited Peruvian gold-miner Cia De Minas Buenaventuraa and Nielsen Holdings Plc, but then we added two Brazilian commodity giants (Vale S.A. in iron ore and Suzano S.A. in pulp), Dutch lighting market leader Signify N.V., Sweden’s Telefonaktiebolaget LM Ericsson, and China’s answer to Amazon – Alibaba Group Holdings Ltd.

A: (Carey) – On an individual stock and sector level, we have continued to work diligently to embed within the Fund opportunity to capture catalysts from

American Trust Allegiance Fund

special situations and/or undue pessimism as reflected in valuation.  Examples include Dropbox, Inc. – a catalyst rich laggard in the software/ cloud storage space – as well as Goldman Sachs Group, Inc., an asset-lite but technology rich financial service company with runway in both the consumer and fin tech markets and the ability to invest accordingly with cash flows from its market-driven businesses.

At the sector level, we continue to find a pro-cyclical overweight (relative to the S&P 500) in energy, industrials, materials, and utilities to be attractive in our view.  Additionally, largely reflecting the absence of healthcare in the Fund, we maintain a significant overweight in consumer staples (almost double the S&P 500 weight).

Q:  Value as an investing style has been trounced by Growth for over a decade.  How do you respond to those who might say value is dead.  Are you going to change your stripes?

A: (Paul) – Well, first, to be clear, we subscribe to a “GARP” investment philosophy as opposed to a strict value discipline.  We are like the birthday boy who wants to have his cake and eat it too!  We are looking for growth, but we are sensitive to valuations.  Dropbox, as Carey mentioned, is a good example of a stock whose valuation is comparatively less expensive than peers but very much still a growth stock.  Historically, if you were to look at the relative performance of growth and value from 1975 to 2007, you would have proclaimed growth to be dead and buried in 2007.  At that time, over a 32-year period, the indexed performance of value over growth was 80% higher.  Since then, you have had a complete reversal.  So, these things have their seasons, and no, we will not change our discipline.

A: (Carey) – We are at an interesting point for the markets in terms of the dichotomy of growth and value, and in recent months value has been faring better.  Paul mentioned the potential of interest rates to rise in the face of higher inflation.  We sometimes forget the importance of interest rates to equity investors is more than just the competing alternative of investing in a less risky alternative such as Treasuries or CDs.  Interest rates themselves are integral to the valuation of stocks.  This is especially true for growth stocks, much of whose valuation is pinned to the present value of future growth opportunities.  In the classic dividend discount model, where the price of a stock is the value of its dividends divided by its cost of capital less its growth rate, or  , a 1% change in the interest rate (part of the “k” or cost of capital) can have a huge impact on the value of a long duration2 security such as a growth stock.  This favors value over growth as rates rise, even modestly.
__________

[2]
Duration represents the weighted average maturity of a security’s cash flows and a measure of its sensitivity to a change in interest rates. While typically applied to bonds or other debt instruments, estimates of duration for equity securities can also be derived.

American Trust Allegiance Fund

Q:  Paul, the American Trust Allegiance Fund was a relatively early mutual fund in the field of socially responsible investing.  How is the field changing, and how are changes in the field changing the Fund?

A: (Paul) – Our commitments to Allegiance Fund shareholders are not changing, in the sense that we remain committed to screening out securities with a meaningful exposure to tobacco, alcohol, gambling, pharmaceuticals, and medical devices.  This is written into our prospectus and we are committed to avoiding exposure in these areas.  Socially responsible investing, which is increasingly referred to as ESG investing (Environmental, Social & Governance), has to some extent moved from “negative” screens to “positive” screens – meaning it is less about what you don’t invest in, and more about what you do invest in.  As I said, we are committed to screening out certain business activities, but we are also moving to capitalize on “themes” that we believe could be changing the investment landscape.  We discussed previously our stake in the utility sector as a potential beneficiary of energy investments needed to address climate change.  Another example would be our investments in the Engineering & Construction sector, where both Jacobs Engineering Group, Inc. and Parsons Corp. stand to benefit from increased infrastructure spending being discussed in Congress.

A: (Carey) – And regardless of whether Congress does actually step in with as much money as is being discussed, the need to address our nation’s creaking infrastructure is indisputable.  We believe that both Jacobs and Parsons are well positioned even were an infrastructure bill to not be forthcoming.  Another “theme” we have touched on is the potential for a resurgence in inflation.  The Fund has a number of commodity-linked equity securities (iron ore, pulp & paper, oil & gas) which should be able to reprice in an inflationary environment, or one in which the dollar devalues.  We also look for stocks with “idiosyncratic” stock catalysts.  One such is Canadian uranium miner Cameco, Corp., whose prospects are tied to a 10+ year pricing cycle for uranium contracts from utility customers globally.  We believe we are on the verge of a contract renewal rush, and given that spot prices are well above contract prices on uranium, Cameco stands to benefit nicely in our opinion.

Q:  What is your investment outlook?

A: (Paul) – You obviously didn’t read the beginning of our shareholder letter, in which we emphatically stated that we don’t do “prediction”… at least not as it pertains to the future!  But we can and will do “preparedness”.  Both Carey and I are Eagle Scouts, so preparedness goes way back for us.  What that means for investing in the current environment is being positioned so that another unexpected shock to the economy is not unduly hurtful to the Fund, and conversely that we are in areas where expectations are reasonable or perhaps even muted.  The high-flying technology stock that everyone seems to love is

American Trust Allegiance Fund

usually less of an opportunity than the ugly duckling that has the potential to be a swan.

A: (Carey) – Swans are now even more a part of the investing lexicon with the advent of the widely characterized “Black Swan” (a term coined by author Nassim Nicholas Taleb) event of the pandemic.  But looking forward from here, as discussed, the unprecedented fiscal and monetary response puts us in uncharted territory for the economic environment.  Will the value of the U.S. dollar be impaired by the huge creation of monies?  We can’t say, but the uncertainty underscores the potential value of being invested internationally, giving the Fund exposure to other currencies and fiscal regimes.  And, perhaps most important, is being invested in strong, franchise companies with good underlying businesses that can reprice the value of their goods and services in a potentially more inflationary environment.  A sprinkling of real estate and commodity exposure is also very helpful in this regard, as is the avoidance of companies with challenged balance sheets.

This has been very helpful.  Thank you both for your time and insights!

We invite you to please contact us if you have questions about the investments in the Fund, or if you would like to simply discuss our outlook (603-448-6415).

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of American Trust Investment Advisors, LLC, the Fund’s investment advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

American Trust Allegiance Fund

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; the price of a share of stock divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

The Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 28, 2021

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	18.72%	10.46%	7.63%
S&P 500® Index	31.29%	16.82%	13.43%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2021 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/20 – 2/28/21).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2021 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/20	2/28/21	9/1/20 – 2/28/21*
Actual	$1,000.00	$1,137.90	$7.69
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2021

Shares	COMMON STOCKS: 92.12%	Value
	Administrative Support and Services: 1.11%
1,075	PayPal Holdings, Inc.*	$279,339

	Air Transportation: 2.58%
10,000	Alaska Air Group, Inc.*	650,200

	Apparel Manufacturing: 0.80%
2,570	VF Corp.	203,364

	Broadcasting (except Internet): 0.97%
4,640	Comcast Corp. – Class A	244,621

	Chemical Manufacturing: 2.35%
37,960	Cameco Corp.#	594,454

	Computer and Electronic
	Product Manufacturing: 8.53%
3,740	Apple, Inc.	453,512
2,300	Northrop Grumman Corp.	670,818
2,755	NXP Semiconductors N.V.#	502,925
4,970	Sony Corp. – ADR	525,876
		2,153,131
	Construction of Buildings: 3.14%
9,550	Lennar Corp. – Class A	792,363

	Crude Petroleum Extraction: 4.45%
13,490	ConocoPhillips	701,615
25,000	Vale SA – ADR	422,500
		1,124,115
	Food Manufacturing: 3.72%
9,170	Archer-Daniels-Midland Co.	518,839
7,885	Mondelez International, Inc. – Class A	419,167
		938,006
	Food Services and Drinking Places: 1.81%
86,936	Arcos Dorados Holdings, Inc. – Class A#	458,153

	Furniture and Home Furnishing: 2.69%
30,500	Signify NV – ADR	680,150

	General Merchandise Stores: 3.82%
17,820	BJ’s Wholesale Club Holdings, Inc.*	716,008
1,350	Target Corp.	247,644
		963,652

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2021, Continued

Shares		Value
	Household and Personal Products: 2.39%
19,730	Edgewell Personal Care Co.	$603,541

	Insurance Carriers and Related Activities: 6.86%
10,230	AIA Group Ltd. – ADR	515,490
5,060	Berkshire Hathaway, Inc. – Class B*	1,216,981
		1,732,471
	Machinery Manufacturing: 1.06%
470	Lam Research Corp.	266,579

	Miscellaneous Manufacturing: 5.92%
5,185	Hasbro, Inc.	485,886
13,065	Nintendo Co., Ltd. – ADR	1,007,573
		1,493,459
	Oil and Gas Extraction: 2.52%
9,460	Cheniere Energy, Inc.*	637,509

	Other Information Services: 4.95%
3,480	Alibaba Group Holding Ltd. – ADR*	827,405
1,640	Facebook, Inc. – Class A*	422,497
		1,249,902
	Paper Manufacturing: 3.54%
68,130	Suzano SA – ADR	892,503

	Professional, Scientific, and
	Technical Services: 4.55%
2,125	Jacobs Engineering Group, Inc.	244,545
25,280	Parsons Corp.*	903,507
		1,148,052
	Publishing Industries (except Internet): 7.68%
5,295	Citrix Systems, Inc.	707,306
32,730	Dropbox, Inc. – Class A*	737,898
2,130	Microsoft Corp.	494,969
		1,940,173
	Real Estate: 2.87%
97,765	CapitaLand Ltd. – ADR	462,428
3,466	CBRE Group, Inc. – Class A*	262,619
		725,047

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2021, Continued

Shares		Value
	Securities, Commodity Contracts,
	and Other Finance: 5.70%
2,840	Goldman Sachs Group, Inc.	$907,323
11,665	KKR & Co., Inc.	531,457
		1,438,780
	Telecommunications: 3.47%
32,410	America Movil SAB de CV – Class L – ADR	411,607
37,160	Telefonaktiebolaget LM Ericsson – ADR	465,615
		877,222
	Utilities: 4.64%
11,150	Exelon Corp.	430,390
20,320	NRG Energy, Inc.	741,883
		1,172,273
	TOTAL COMMON STOCKS (Cost $17,933,723)	23,259,059

	REITs: 4.96%
	Real Estate: 1.79%
4,565	Boston Properties, Inc.	452,528

	Warehousing and Storage: 3.17%
22,995	Iron Mountain, Inc.	799,996
	TOTAL REITs (Cost $1,331,295)	1,252,524

	MONEY MARKET FUND: 2.99%
754,226	Fidelity Investments Money Market
	Government Portfolio – Class I, 0.01%†	754,226
	TOTAL MONEY MARKET FUND (Cost $754,226)	754,226
	Total Investments in Securities
	(Cost $20,019,244): 100.07%	25,265,809
	Liabilities in Excess of Other Assets: (0.07)%	(18,222)
	Net Assets: 100.00%	$25,247,587

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of February 28, 2021.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2021

ASSETS
Investments in securities, at value (cost $20,019,244)	$25,265,809
Receivables:
Fund shares issued	98,425
Dividends and interest	16,668
Dividend tax reclaim	1,224
Prepaid expenses	11,198
Total assets	25,393,324

LIABILITIES
Payables:
Fund shares redeemed	60,037
Due to advisor	12,260
Administration fees	8,793
Audit fees	21,000
Transfer agent fees and expenses	13,334
Fund accounting fees	9,067
Legal fees	980
Custody fees	994
Shareholder reporting	11,459
Chief Compliance Officer fee	5,000
Accrued other expenses	2,813
Total liabilities	145,737

NET ASSETS	$25,247,587
Net asset value, offering and redemption
price per share [$25,247,587/964,942 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$26.16

COMPONENTS OF NET ASSETS
Paid-in capital	$20,589,985
Total distributable earnings	4,657,602
Net assets	$25,247,587

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2021

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $8,340)	$372,908
Interest	2,115
Total income	375,023
Expenses
Advisory fees (Note 4)	211,199
Administration fees (Note 4)	50,682
Transfer agent fees and expenses (Note 4)	41,049
Fund accounting fees (Note 4)	26,865
Registration fees	22,002
Audit fees	21,000
Chief Compliance Officer fee (Note 4)	15,000
Trustee fees and expenses	13,076
Reports to shareholders	9,935
Legal fees	7,285
Custody fees (Note 4)	4,698
Miscellaneous expense	4,538
Insurance expense	2,043
Total expenses	429,372
Less: advisory fee waiver (Note 4)	(107,016)
Net expenses	322,356
Net investment income	52,667

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(632,062)
Net change in unrealized
appreciation/(depreciation) on investments	4,633,164
Net realized and unrealized gain on investments	4,001,102
Net increase in net assets
resulting from operations	$4,053,769

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2021	February 29, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$52,667	$121,204
Net realized gain/(loss) on investments	(632,062)	3,051,993
Net change in unrealized appreciation/
(depreciation) on investments	4,633,164	(2,733,779)
Net increase in net assets
resulting from operations	4,053,769	439,418
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(2,637,211)	(2,526,704)
Total dividends and distributions	(2,637,211)	(2,526,704)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares(a)	1,306,956	(44,403)
Total increase/(decrease)
in net assets	2,723,514	(2,131,689)
NET ASSETS
Beginning of year	22,524,073	24,655,762
End of year	$25,247,587	$22,524,073

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	23,243	$564,249	91,016	$2,500,803
Shares issued in
reinvestment
of distributions	104,377	2,593,767	76,262	2,065,169
Shares redeemed	(75,129)	(1,851,060)	(166,385)	(4,610,375)
Net increase/
(decrease)	52,491	$1,306,956	893	$(44,403)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value,
beginning of year	$24.69	$27.05	$29.63	$26.05	$22.01
Income from
investment operations:
Net investment
income/(loss)	0.06	0.15	0.05	(0.10)	(0.03)
Net realized and
unrealized gain/(loss)
on investments	4.41	0.47	(1.00)	4.34	4.59
Total from
investment operations	4.47	0.62	(0.95)	4.24	4.56
Less distributions:
From net
investment income	(0.00)^	(0.17)	—	—	—
From net realized
gain on investments	(3.00)	(2.81)	(1.63)	(0.66)	(0.52)
Total distributions	(3.00)	(2.98)	(1.63)	(0.66)	(0.52)
Net asset value, end of year	$26.16	$24.69	$27.05	$29.63	$26.05
Total return	18.72%	1.31%	-2.79%	16.33%	20.90%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$25,248	$22,524	$24,656	$26,239	$23,508
Ratio of expenses to
average net assets:
Before fee waiver	1.93%	1.88%	1.84%	1.81%	1.90%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	(0.24)%	0.06%	(0.21)%	(0.72)%	(0.58)%
After fee waiver	0.24%	0.49%	0.18%	(0.36)%	(0.13)%
Portfolio turnover rate	63.18%	46.04%	63.14%	41.95%	46.83%

^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2021, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of February 28, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a major of security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$458,153	$—	$—	$458,153
Administrative Support
and Waste Management	279,339	—	—	279,339
Construction	792,363	—	—	792,363
Finance and Insurance	2,639,794	—	—	2,639,794
Information	3,900,311	—	—	3,900,311
Management of Companies
and Enterprises	411,607	—	—	411,607
Manufacturing	6,550,583	—	—	6,550,583
Mining	1,718,568	—	—	1,718,568
Professional, Scientific,
and Technical Services	1,148,052	—	—	1,148,052
Real Estate, Rental,
and Leasing	725,047	—	—	725,047
Retail Trade	2,175,259	—	—	2,175,259
Transportation and
Warehousing	650,200	—	—	650,200
Utilities	1,809,783	—	—	1,809,783
Total Common Stocks	23,259,059	—	—	23,259,059
REITs	1,252,524	—	—	1,252,524
Money Market Fund	754,226	—	—	754,226
Total Investments
in Securities	$25,265,809	$—	$—	$25,265,809

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

American Trust Investment Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2021, the Fund incurred $211,199 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses 1.45% of average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2021, the Advisor reduced its fees in the amount of $107,016; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
2/28/22	$99,176
2/28/23	106,468
2/29/24	107,016
$312,660

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended February 28, 2021 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $13,118,688 and $13,499,482, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $1,300,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2021, the Fund did not draw upon the line of credit.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 28, 2021 and February 29, 2020 were as follows:

	February 28, 2021	February 29, 2020
Ordinary income	$7	$265,051
Long-term capital gains	$2,637,204	$2,261,653

As of February 28, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$20,019,244
Gross tax unrealized appreciation	5,637,229
Gross tax unrealized depreciation	(390,664)
Net tax unrealized appreciation (a)	5,246,565
Undistributed ordinary income	43,145
Undistributed long-term capital gain	—
Total distributable earnings	43,145
Other accumulated gains/(losses)	(632,108)
Total accumulated earnings/(losses)	$4,657,602

(a)	The book-basis and tax-basis net unrealized appreciation and cost are the same.

At February 28, 2021, the Fund had tax short-term capital losses of $632,108 which may be carried over indefinitely to offset future gains.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, tariffs and global trade concerns, may also impair portfolio management and have unexpected or adverse

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Socially Responsible Investing Policy Risk. The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
ADR Risk.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly- available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Emerging Markets Risk. Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments. Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2021, Continued

•
REIT Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Sector Emphasis Risk. If the Fund’s portfolio is overweighted in certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweight in that sector.

•
Foreign Securities Risk.  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of The American Trust Allegiance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of February 28, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2021

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2021 (Unaudited)

For the year ended February 28, 2021, the Fund designated $7 and $2,637,204 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended February 28, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Tax Cuts and Jobs Act 2017.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2021 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 0.00%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the was 0.58%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-800-385-7003.

American Trust Allegiance Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director,	1	Trustee,
(age 74)		term;	Alpha Gamma		Advisors
615 E. Michigan Street		since	Delta Housing		Series Trust
Milwaukee, WI 53202		March	Corporation		(for series not
		2014.	(collegiate		affiliated with
			housing		the Fund).
management)
(2012 to July
2019); Trustee
and Chair
(2000 to 2012),
New Covenant
Mutual Funds
(1999 to 2012);
Director and
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
David G. Mertens	Trustee	Indefinite	Partner and	1	Trustee,
(age 60)		term;	Head of		Advisors
615 E. Michigan Street		since	Business		Series Trust
Milwaukee, WI 53202		March	Development		(for series not
		2017.	Ballast Equity		affiliated with
			Management,		the Fund).
LLC (a
privately-held
investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen
Investment
Management,
Inc. (a
privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired;	1	Trustee,
(age 73)		term;	formerly		Advisors
615 E. Michigan Street		since	Manager,		Series Trust
Milwaukee, WI 53202		September	President,		(for series not
		2008.	CEO, U.S.		affiliated with
			Bancorp Fund		the Fund).
Services, LLC,
and its
predecessors,
(May 1991 to
July 2017).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	1	Trustee,
(age 62)	of the	term;	Apogee Group,		Advisors
615 E. Michigan Street	Board	since	Inc. (financial		Series Trust
Milwaukee, WI 53202		January	consulting		(for series not
		2020.	firm) (1998		affiliated with
			to present).		the Fund);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 52)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Executive	since	Services (February 1996 to present).
Milwaukee, WI 53202	Officer	December
	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 59)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 49)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street		since	Services (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 38)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 63)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan Street	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer	2009.
and
AML
Officer

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 52)	President	term;	Fund Services (July 2007 to present).
2020 E. Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2021, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and American Trust Investment Advisors, LLC (the “Advisor”) on behalf of the American Trust Allegiance Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2020, on both an absolute basis, and in comparison to its peer funds utilizing a Morningstar classification, an appropriate securities market benchmark, and the Advisor’s similarly managed accounts.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund’s performance was below the peer group median of its Morningstar comparative universe for the one-year, three-year, five-year, and ten-year periods ended June 30, 2020.

The Board recognized that the Fund’s investments are subject to socially-responsible investment criteria as set forth in its prospectus, which are generally stricter than that employed by many of the funds in its comparative peer group universe and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other socially responsible funds.  The Board considered the Fund’s performance against a custom peer group of such socially-responsible investment funds selected by the Advisor, noting that performance was competitive against this peer group.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index for the one-, three-, five-, and ten-year periods ended June 30, 2020.  The Board also noted that the Advisor stated it does not manage any other accounts similarly to the Fund.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.  The Board noted that the Advisor represented it does not manage any other accounts with a similar strategy, but the Board did consider the fees charged by the Advisor to its separate account clients who invest the equity portion of their separately managed accounts in the Fund and considered the Advisor’s description of the services it provides to separate account holders for that separate account fee.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio after waiver was above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average.  The Board further noted that the Fund’s total expense ratio after waiver and the contractual advisory fee are also above the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board further considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.  The Board also considered the Fund’s total expense ratio against a custom peer group of socially-responsible investment funds selected by the Advisor, noting that expenses were within the range of the expenses of funds within that peer group.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.  The Board also took into account the Advisor’s marketing efforts to increase Fund assets.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional separate account management fees from certain separately managed accounts that are also invested in the Fund.  The Board considered that the overall amount of this additional separate account fee was minimal and that the fee was for different services than those provided by the Advisor to the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•     Information we receive about you on applications or other forms;

•     Information you give us orally; and/or

•     Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

AN-ANNUAL

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2021	FYE 2/29/2020
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2021	FYE 2/29/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2021	FYE 2/29/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    5/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    5/10/2021

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    5/10/2021

* Print the name and title of each signing officer under his or her signature.